EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Ecology Coatings, Inc. (the “Company”) on Form 10-QSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard D. Stromback , Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2008	/s/ Richard D. Stromback
Richard D. Stromback
Chief Executive Officer (Principal executive officer)

     A signed original of this written statement required by Section 906 has been provided to Ecology Coatings, Inc. and will be retained by Ecology Coatings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.